CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                  EXHIBIT 10.5

                          DEVELOPMENT SUPPLY AGREEMENT

                                    regarding

                                     IB-367


                                     between


                          Ferring Peptide Production AB
                       P.O. Box 30047, Soldattorpsvagen 5
                                  S-20061 Malmo
                                     Sweden


                                       and


                          Polypeptide Laboratories A/S
                                 Herredsvejen 2
                                  3400 Hillerod
                                     Denmark


                                       and


                       IntraBiotics Pharmaceuticals, Inc.
                                 816 Kifer Road
                                    Sunnyvale
                                California 94086
                                       USA

         THIS AGREEMENT is entered into on the 3rd day of January, 1997, between POLYPEPTIDE LABORATORIES A/S, a Danish company incorporated under the laws of Denmark, with its registered offices at Herredsvejen 2, 3400 Hillerod, Denmark and FERRING PEPTIDE PRODUCTION AB, a Swedish company incorporated under the laws of Sweden, with its registered office at Soldattorpsvagen 5, S-20061 Malmo, Sweden (hereinafter jointly referred to as POLYPEPTIDE), and INTRABIOTICS PHARMACEUTICALS, INC., a company incorporated in the state of Delaware under the laws of the United States, with its registered offices at 816 Kifer Road, Sunnyvale, California 94086, USA (hereinafter referred to as INTRABIOTICS).

                                    RECITALS

         WHEREAS, POLYPEPTIDE has developed or acquired patented and non-patented inventions, manufacturing and testing practices and procedures, and know-how, relating to the manufacture and testing of peptides, and owns production facilities for large scale manufacturing of pharmaceutical peptides;

         WHEREAS, INTRABIOTICS has the priority rights to IB-367 (hereinafter referred to as "Product"), the specification of which is described in Annex 1 (the "Specification");

         WHEREAS, INTRABIOTICS desires to have POLYPEPTIDE develop a [ * ] manufacturing process for the Product and to enter into a Supply Agreement with POLYPEPTIDE for the manufacture and supply of IB-367 for commercial use,

         NOW THEREFORE, the parties hereto agree as follows:

         As used herein, "Affiliate" or a Party shall mean an entity: (i) in which at least 50 percent of the voting share or other means of control of such entity are owned or controlled by such Party, or (ii) which owns or controls at least 50 percent of the voting shares of such Party, or (iii) in which at least 50 percent of such ownership or control is owned or controlled by an entity owning or controlling at least 50 percent of the voting shares of such Party.

                                  AGREEMENT

1.       DEVELOPMENT PROJECT

         1.1 POLYPEPTIDE will develop a commercial scale solution phase manufacturing process which will yield Product according to the Specification contained in Annex 1 (the "Specification"). The Specification of the Product may be changed from time to time as directed by INTRABIOTICS. Significant changes to the Specification may result in cost and timing changes to the project. The parties will negotiate in good faith and make only those necessary changes of the Time Schedule and/or the Compensation payable to POLYPEPTIDE which are a direct consequence of the change in the Specification.

         1.2 POLYPEPTIDE will conduct the development project in four phases and in accordance with the Time Schedule set out in the project plan (Annex 2). Each phase will have a number of milestones as described in Annex 3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

         1.3 PHASE I; will consist of development of the strategy and the method for large scale manufacture of the Product, with a solution phase process ("Process"). In the course of Phase I, POLYPEPTIDE will produce [ * ] of Product, whereof [ * ] shall be delivered to INTRABIOTICS and the remaining [ * ] shall be used by POLYPEPTIDE for for further analytical non GMP development and as a reference standard. Phase I will be completed [ * ] based on signing of this agreement on or before 3 January 1997.

         1.4 PHASE II; will consist of development and validation of the analytical methods necessary for production and release of the Product, preparing of the necessary documentation (including specifications for raw materials or intermediates, batch records and in-process controls) and scaling up of the Process. In the course of scaling up the Process POLYPEPTIDE shall deliver to INTRABIOTICS [ * ] Product for clinical trials. The production of the Product in Phase II will be in accordance with the cGMP guidelines of clause 6.1. The Product for clinical trials shall be delivered in the amount of [ * ] in [ * ]. Furthermore POLYPEPTIDE will prepare and maintain Drug Master Files ("DMF") for the purpose of the IND filing of the Product. Stability trials, (as supportive data), will be conducted by POLYPEPTIDE with Product manufactured in this Phase II.

         1.5 PHASE III; will consist of production and delivery of at least
[ * ]manufactured in [ * ] consecutive conforming batches of at least [ * ] each utilising the final production process for registration [ * ]. The exact batch sizes to be mutually agreed upon between the parties but in the absence of agreement, the batch size shall be [ * ]. [ * ]. POLYPEPTIDE will with regard to technology and equipment be able to scale up the batch size to at least [ * ] for later commercial use.

         1.6 PHASE IV; will consist of stability tests in accordance with the Specification and the then current ICH guidelines and the compilation of the DMF for registration purpose.

         1.7 INTRABIOTICS will provide to POLYPEPTIDE existing analytical methods for testing the Product and a reference sample. POLYPEPTIDE shall use the analytical methods as outlined in the Specification subject to modifications to be agreed during the project.

2.       COMPENSATION

         INTRABIOTICS will pay POLYPEPTIDE upon completion of each milestone as agreed and set out in Annex 3. The total sum for each phase amounts to:

         Phase I           USD                  [ * ]
         Phase II          USD                  [ * ]
         Phase III         USD                  [ * ]     (based on delivery of [ * ] of the Product)
         Phase IV          USD                  [ * ]

         Payments under this Development Supply Agreement will be made by wire transfer within 30 days from the date of completion of the respective milestone and upon receipt of a corresponding invoice to an account indicated by POLYPEPTIDE.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

3.       REPORTS AND VISITS

         During each phase of the development project, POLYPEPTIDE, will make a monthly status report to INTRABIOTICS by fax with originals by mail (Att.:
Senior Director of Pharmaceutical Development). On a quarterly basis a meeting will be conducted between the parties to discuss the progress of the development project. Upon reasonable notice, POLYPEPTIDE will receive visitors from INTRABIOTICS or another company authorised by INTRABIOTICS to discuss with them any issue which may arise in connection with the development project.

4.       DELAYS OF THE DEVELOPMENT PROJECT

         4.1 POLYPEPTIDE acknowledges that in light of the time schedule of the clinical trial and Product registration, timely completion of the development project is of essential importance to INTRABIOTICS and POLYPEPTIDE shall use its best efforts to complete the project according to the Time Schedule in Annex 2.

         4.2 If any unforeseen problem arises which may delay the completion of a phase, POLYPEPTIDE will promptly inform INTRABIOTICS of such problem and provide its best estimate for the completion of the affected development phase. If necessary, POLYPEPTIDE will employ [ * ] outside specialists (subject to confidentiality undertakings pursuant to Section 10) and do its best to overcome the problem and achieve the timely completion of the development project.

5.       OWNERSHIP OF INTELLECTUAL PROPERTY

         5.1 [ * ] shall own and will have [ * ] and will own [ * ] relating to the [ * ] or its external advisors in the course of [ * ]. All [ * ] will be paid by [ * ] will direct all [ * ]. In order to [ * ] will ensure that the [ * ] is [ * ], and execute such documents, including but not limited to [ * ], as are necessary for [ * ]. [ * ] will supply to [ * ] copies of [ * ] on a quarterly basis. Such reports shall also [ * ] is entitled to [ * ].

         5.2 The DMF developed based on the facilities, technology and knowledge of POLYPEPTIDE is the property of [ * ], which is only permitted to make use of the DMF [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

6.       PRODUCTION, CGMP AND QUALITY CONTROL

         6.1      GMP PRODUCTION:

         POLYPEPTIDE will manufacture the Product in phases [ * ] of the development project according to current Good Manufacturing Practice guidelines ("cGMP") as described in the Code of Federal Regulations, Title 21, Part 211 (21 CFR 211) as applicable to Bulk Pharmaceutical Chemicals. Furthermore, [ * ] will authorise the United States Food and Drug Administration ("FDA") and any other regulatory agency around the world to review the Drug Master File in support of the Product registration applications. [ * ] reserves the right to review the DMF prior to its submission to the FDA. If during the course of this contract POLYPEPTIDE is inspected by FDA, it will promptly inform INTRABIOTICS that such inspection has taken place and supply a copy of any FDA Form 483, in the form that would be available under the Freedom of Information Act, and all other documentation applicable to the manufacturing of the Product.

         6.2      ACTIVE DRUG SUBSTANCE

                  (a) POLYPEPTIDE will procure, test, and release the necessary raw material ingredients for the manufacturing of each batch/lot of bulk drug substance according to the Specification.

                  (b) Certificates of Analysis, copies of Batch Records for manufacturing, and all Release Documents for items supplied to INTRABIOTICS must be submitted prior to the receipt of the materials at INTRABIOTICS or its designee, unless an alternative procedure has been agreed in writing between the parties.

         6.3      TESTING

                  (a) POLYPEPTIDE is responsible for [ * ]. Testing shall conform to the Specification and current specifications in the United States Pharmacopoeia ("USP") or the National Formulary (NF), or the European Pharmacopoeia if available and/or internal specifications. INTRABIOTICS reserves the right to review and approve all such specifications prior to their use in the production of intermediates or bulk drug substance. Such approval shall not be unreasonably withheld.

                  (b) POLYPEPTIDE and INTRABIOTICS agree that in the event of unresolved inter-laboratory differences, a mutually agreed upon independent testing facility shall resolve said discrepancies.

                  (c) All testing laboratories shall have an acceptable retest and re-sampling procedure on file which is consistent with the Specification and meets current cGMP laboratory guidelines.

                  (d) The testing laboratory shall be equipped with sufficient equipment which is maintained in a calibration program adequate to perform required testing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       4.

                  (e) All methods used to evaluate and release drug substance shall be validated for use or conform to [ * ]. All validation procedures shall be in accordance with ICH guidelines.

                  (f) POLYPEPTIDE will conduct and furnish the appropriate inspection, testing and release documents for the following items as part of the batch record, or minimally reference these documents in the batch record:

                           -        [ * ]
                           -        [ * ]
                           -        [ * ]
                           -        [ * ]
                           -        [ * ]
                           -        [ * ].

         6.4 LABELLING

                  (a) POLYPEPTIDE shall label each container of bulk drug substance according to the Specification including manufacturer name, name of product, product code, storage temperature, expiration date (if available), and quantity and number of containers. Each container will carry a caution statement as required by the applicable regulations in the country of shipping, transit and destination. INTRABIOTICS reserves the right to review and approve the master sample of the bulk drug container labels prior to their use.

                  (b) Each container will contain a status label such as "IN QUARANTINE" or "RELEASED" etc.

                  (c) Copies of labels used to label the bulk container will be kept as part of the batch record.

         6.5 POLYPEPTIDE will maintain reserve samples for each lot of bulk drug substance sufficient to complete all Certificate of Analysis testing [ * ] times. Reserve samples shall be stored at the temperature recommended in the Specification, or if no recommendation, at [ * ]. Samples to be stored by POLYPEPTIDE for [ * ] unless otherwise agreed between the parties in writing.

         6.6 LOT INFORMATION:

                  (a) POLYPEPTIDE will provide a copy of all information and records relating to the batch/lot (e.g., expected lot size, yield, manufacturing deviations or rework).

                  (b) INTRABIOTICS will have the right to review and/or audit all batch records and test and release data prior to acceptance of the material.

                  (c) Changes to manufacturing parameters or specifications that may impact the quality or integrity of the Product shall be subject to review and approval by the INTRABIOTICS QA/QC unit prior to shipment to INTRABIOTICS.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

         6.7 MASTER BATCH RECORDS:

                  (a) POLYPEPTIDE will prepare Master Batch Records to include directions in sufficient detail to manufacture the bulk drug substance under cGMP guidelines. INTRABIOTICS reserves the right to review and approve the Master Batch Records prior to their use in the production of intermediates or bulk drug substance.

                  (b) POLYPEPTIDE will notify INTRABIOTICS of proposed changes to the Master Batch Record in advance of the proposed implementation. A verbal telephone call outlining significant changes to responsible person is acceptable, but shall be confirmed in writing; telefax transmission is acceptable. INTRABIOTICS acceptance or rejection of the proposed changes will be provided in writing before implementation; telefax transmission is acceptable.

                  (c) INTRABIOTICS shall be notified about proposed deviations in a timely manner. INTRABIOTICS will respond to proposed deviations in writing; telefax transmission is acceptable.

                  (d) Master Batch Record changes shall be finalised in typed written format and approved in writing by representatives of both POLYPEPTIDE and INTRABIOTICS.

         6.8 MANUFACTURING:

                  (a) POLYPEPTIDE will provide qualified labour to manufacture the Product according to approved Master Batch Records, and in full compliance with the Specification and cGMP rules and regulations. Training records for all labour utilised shall be made available for INTRABIOTICS' review upon written requested.

                  (b) Upon request of INTRABIOTICS, POLYPEPTIDE will allow to have a QA audit of the production operation while in process and a complete review of all documentation pertaining to the manufacture and test of the Product. Regular audits of POLYPEPTIDES cGMP compliance status will also be allowed with adequate advance notice. INTRABIOTICS reserves the right to retain third party auditors to perform these audits if necessary.

         6.9 STORAGE:

                  (a) POLYPEPTIDE will store the bulk drug Product according to the Specification, at no cost for INTRABIOTICS for up to two (2) months after release to INTRABIOTICS.

         6.10 SHIPMENT:

                  (a) POLYPEPTIDE will furnish the shipping containers according to the Specification.

                  (b) POLYPEPTIDE will use its best efforts to deliver the Product within [ * ] of release.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       6.

                  (c) POLYPEPTIDE may at the request of INTRABIOTICS prepare one set of pre-delivery samples to INTRABIOTICS or INTRABIOTICS' designated party.

                  (d) INTRABIOTICS will communicate to POLYPEPTIDE the shipping address in writing at least 30 days prior to the delivery date.

                  (e) All shipments must be sent to the above address by overnight courier (24 hours delivery) under [ * ] (Incoterms 1990) delivery terms unless otherwise agreed.

         6.11 The responsibility of each of the parties concerning Quality Assurance and Quality Control matters is specified in Annex 4.

         6.12 (a) INTRABIOTICS shall be deemed to have accepted delivery of Product supplied hereunder unless INTRABIOTICS shall have notified POLYPEPTIDE of any non-conformity in respect of a shipment within [ * ] following INTRABIOTICS' receipt of same.

                  (b) Any claim of nonconformity hereunder shall be accompanied by a report of analysis of the allegedly nonconforming material prepared by or on behalf of INTRABIOTICS. If POLYPEPTIDE confirms INTRABIOTICS' claim, of nonconformity, POLYPEPTIDE shall within [ * ] from POLYPEPTIDES confirmation of nonconformity replace the nonconforming goods with conforming goods to INTRABIOTICS. Pursuant to written directions from POLYPEPTIDE, INTRABIOTICS shall either return the nonconforming goods to POLYPEPTIDE, or destroy same, each [ * ].

                  (c) In case of disagreement between the parties regarding the conformity or nonconformity of a delivery of the Product, the parties shall refer the matter for review and/or analysis and final settlement to an independent expert laboratory to be agreed by both of them. The costs of such expertise and analysis shall be [ * ].

7.       COMMERCIAL PURCHASE AND SUPPLY

         If INTRABIOTICS decides to use the Process for producing the Product for commercial sale, INTRABIOTICS agrees to use POLYPEPTIDE as the primary supplier of the Product under the terms of the Purchase/Supply Agreement entered into on the date hereof ("Purchase/Supply Agreement").

8.       EFFECTIVE DATE, EXPIRATION AND TERMINATION

         8.1 This Agreement becomes effective on the day of signature.

         8.2 This Agreement will expire 180 days after POLYPEPTIDE notifies INTRABIOTICS that the DMF is ready for submission to FDA for registration purposes provided that POLYPEPTIDE will complete any ongoing work required for registration. In case INTRABIOTICS after expiration of this Agreement decides not to continue the registration process of the Product INTRABIOTICS shall immediately notify POLYPEPTIDE and POLYPEPTIDE shall have no obligation to continue any such ongoing work for registration.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       7.

         8.3 In case INTRABIOTICS is in need of further Product after the completion of this agreement but before the approval by the United States Food and Drug Administration such Product shall be delivered by POLYPEPTIDE under the terms of this agreement, [ * ].

         8.4 Each party may terminate this Agreement by written notice if the other party is breaching materials terms of this Agreement and does not remedy such breach within [ * ] after receiving written notice specifying the breach from the non-breaching party.

         8.5 If POLYPEPTIDE has not met the [ * ] or if commercial, clinical, or toxicological data presented by documentation show that further progress on the development project cannot be commercially justified by INTRABIOTICS, INTRABIOTICS may terminate this Agreement by written notice effective [ * ] from the date of receipt by POLYPEPTIDE. In this event, INTRABIOTICS will pay to POLYPEPTIDE [ * ] plus all costs [ * ].

         8.6 Clauses 5.1, 5.2, 6.1, 6.5, 7, 8.3, 10 and 11 will survive the expiration or termination of this agreement.

9.       WARRANTIES

         POLYPEPTIDE warrants that it has the necessary permits, facilities, knowledge, specialists, and personnel for the manufacture of the Product (including the scale-up) pursuant to the terms of this Agreement, including that POLYPEPTIDE is registered with the US FDA as a manufacturer of bulk substances.

         POLYPEPTIDE warrants that all Product supplied to INTRABIOTICS pursuant to this Agreement shall be manufactured, stored and shipped in accordance with the applicable Specifications and Master Batch Record and in compliance with all applicable laws and regulations, including cGMP regulations.

10.      CONFIDENTIALITY

         This Clause shall replace any prior confidentiality agreement entered into between the parties INTRABIOTICS and POLYPEPTIDE concerning IB-367.

         10.1 Both POLYPEPTIDE and INTRABIOTICS mutually acknowledge and recognise the valuable and proprietary nature of POLYPEPTIDE Confidential Information and INTRABIOTICS Confidential Information and agree that the Confidential Information of the other party shall remain confidential throughout the term of this Agreement, and until 5 years after its termination. In this regard, the parties agree to receive and maintain the Confidential Information of the other party in confidence and to refrain from any use thereof, in whole or in part, except for the express purposes authorised by this Agreement.

         10.2 In recognition of the proprietary nature and value of the Confidential Information and the likelihood of loss of business by the other party in the event of unauthorised disclosure of its Confidential Information, the parties agree that the obligations of the Paragraph shall continue unabated regardless of termination of this Agreement for any reason.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       8.

         10.3 INTRABIOTICS and POLYPEPTIDE may disclose such Confidential Information of the other party as is necessary or appropriate in order to have qualified employees act hereunder. However, no disclosure shall be made without taking suitable steps to assure that such employee is bound under the confidentiality requirements at least equal in scope to those of this Agreement. All reasonable steps shall be taken to assure that the disclosure of the Confidential Information of the other party to any employee will be limited to those having a need to know to fulfil the terms and conditions of this Agreement. Further the receiving party will take all reasonable steps to assure that its employees will maintain the confidential nature of the other's Confidential Information. In case external resources are being used, the provisions for employees also apply for such external resources.

         10.4 Neither party shall be obligated or required to maintain in confidence any information, even though deemed by the disclosing party to be its Confidential Information, for which it can be demonstrated by competent documentary evidence that it was:

                  (a) In the public knowledge prior to the earliest disclosure made between the parties at any time, whether before, during or after the effective date of this Agreement; or

                  (b) In the possession of the receiving party without binder of secrecy prior to the earliest disclosure made between the parties at any time, whether during or before the effective date of this Agreement; or

                  (c) While originally Confidential Information, subsequently is received without binder of secrecy from a third party who is free to disclose the information, as of the date of such third party disclosure; or

                  (d) While originally Confidential Information, and subsequently becomes part of the public knowledge through no fault of the receiving party; or

                  (e) Independently developed by the receiving party's employees or agents provided that those employees or agents had no access to any corresponding Confidential Information of the disclosing party received hereunder.

         10.5 The parties may disclose Confidential Information pursuant to an order of a competent court or administrative agency, provided that the party subject to such order has informed the other party thereof, and has used reasonable efforts to limit the scope of the disclosure and to obtain confidential treatment by the court or administrative agency of Confidential Information disclosed pursuant to such order.

         10.6 INTRABIOTICS may disclose Confidential Information to potential and established licensees of the Product, potential and established investors in INTRABIOTICS, and to other relevant business partners under a separate confidentiality agreement. However, no disclosure shall be made without taking suitable steps to assure that such receiving party is bound under the confidentiality requirements at least equal in scope to those of this Agreement.

         10.7 The parties may disclose Confidential Information to the United States Food and Drug Administration or such other relevant regulatory agency world-wide in the course of seeking regulatory approval for the Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       9.

11.      PRODUCT LIABILITY AND INDEMNIFICATIONS

         11.1 INTRABIOTICS shall indemnify, defend and hold POLYPEPTIDE and its agents, employees and directors (the "POLYPEPTIDE Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits resulting from the use, sale or promotion of Product or a product containing Product by INTRABIOTICS, its sublicensees, distributors or agents, except to the extent that such claims or suits result from negligence or intentional misconduct of POLYPEPTIDE or a POLYPEPTIDE Indemnitee in the manufacture of the Product. Upon assertion of such claim or suit, the POLYPEPTIDE Indemnitees shall promptly notify INTRABIOTICS thereof and INTRABIOTICS shall appoint counsel reasonably acceptable to the POLYPEPTIDE Indemnitees to represent the POLYPEPTIDE Indemnitees with respect to any claim or suit for which indemnification is sought. The POLYPEPTIDE Indemnitees shall not settle any such claim or suit without the prior written consent of INTRABIOTICS, unless they shall have first waived their rights to indemnification hereunder.

         11.2 POLYPEPTIDE shall indemnify, defend and hold INTRABIOTICS and its agents, employees and directors (the "INTRABIOTICS Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits resulting from negligence or intentional misconduct in the manufacture of Product by POLYPEPTIDE, except to the extent such claims or suits result from the negligence or willful misconduct of INTRABIOTICS or an INTRABIOTICS Indemnitee. Upon assertion of such claim or suit, the INTRABIOTICS Indemnitees shall promptly notify POLYPEPTIDE thereof and POLYPEPTIDE shall appoint counsel reasonably acceptable to the INTRABIOTICS Indemnitees to represent the INTRABIOTICS Indemnitees with respect to any claim or suit for which indemnification is sought. The INTRABIOTICS Indemnitees shall not settle any such claim or suit without the prior written consent of POLYPEPTIDE, unless they shall have first waived their rights to indemnification hereunder.

         11.3 In no event shall either Party be liable to the other for incidental or consequential damages or for punitive damages as a result of any breach of this Agreement.

12.      FORCE MAJEURE

         12.1 Neither party is liable for failing to perform or having delayed the performance of its obligation under this agreement, if the performance is delayed or precluded by circumstances beyond its control, including but not limited to fire, flood, war, strike, lock-out, failure or shortage of public utilities due to governmental decrees, orders or legislation and court injunctions.

         The party, whose performance is delayed or precluded, shall immediately inform the other party of the circumstances preventing the performance.

         In the event that the circumstances preventing the performance continue for more than [ * ], each party will have a right to cancel the Agreement and neither of the parties will have a right to reimbursement or to any claim for damages as a result of the cancellation of the Agreement.

13.      ASSIGNMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       10.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party shall assign its rights and obligations under this Agreement without first obtaining the written consent of the other parties, which consent shall not be unreasonably withheld. Each of the parties may assign its rights and obligations to an Affiliate provided that the assigning party shall guarantee its Affiliate's performance and obligations under this Agreement, or to any successor by virtue of a merger or acquisition of substantially the entire business to which this Agreement relates or in the case of INTRABIOTICS to a licensee of the Product, without the consent, but upon notice to the other party.

14.      SEVERABILITY

         Should any provision or part of this agreement be held invalid, illegal, or unenforceable in whole or in part by any court of competent jurisdiction, this Agreement is deemed modified to the extent necessary to make it valid and enforceable and the Agreement as thus modified shall be in force to give effect to the intention of the parties to the extent possible.

15.      APPLICABLE LAW AND JURISDICTION

         All matters arising under or related to the Agreement shall be governed by and construed under and pursuant to the laws of the State of California without regard to conflict of laws principles.

16.      ARBITRATION

         All disputes between the parties relating to this Agreement, including its interpretation that cannot be settled amicably by the parties, shall be settled by binding arbitration in the state/country of the defending party in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration carried out hereunder shall apply to the exclusion of regular legal means, provided that the rights of the Parties in urgent situations in which time is of the essence to obtain proper remedies in court of law or equity shall remain unimpaired.

17.      PUBLISHING OF THIS AGREEMENT

         Except as otherwise required by law, neither Party shall make any public disclosure as to the terms or existence of this Agreement without the prior written consent of the other. Notwithstanding this clause, INTRABIOTICS may publish that such an agreement has been entered into between the Parties subject to pre-approval by POLYPEPTIDE of the wording.

18.      COMPLETE AGREEMENT

         The provisions contained in this agreement and its appendices and the Purchase/Supply Agreement set out the entire agreement between the parties with respect to the subject matter of this agreement and shall supersede all previous communication, representations or agreements with respect to the same subject and may not be amended except by an instrument in writing signed by or on behalf of the parties.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       11.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorised officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be original.

POLYPEPTIDE LABORATORIES A/S               INTRABIOTICS PHARMACEUTICALS INC.


/s/ Erik Lorentsen                         /s/ Thomas Shepherd
-------------------------------------      -------------------------------------
Erik Lorentsen                             Thomas Shepherd
General Manager                            Vice President Corporate; Development


FERRING PEPTIDE PRODUCTION AB


/s/ Anders J. Andersen
------------------------------------
Anders J. Andersen
General Manager

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       12.

                                     ANNEX 1

                                  SPECIFICATION


TABLE OF CONTENTS:

PAGES 1 AND 2              INTRABIOTICS QUALITY SPECIFICATION NO.: [ * ]

PAGE 3                     - STORAGE
                           - SHIPMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                       INTRABIOTICS QUALITY SPECIFICATION

                                 QA ISSUED COPY
                            SPECIFICATION NO.: [ * ]


----------------------------------------------------------------------------------------------------------------------
MATERIAL:                                  FOR INFORMATION ONLY
IB-367-03
----------------------------------------------------------------------------------------------------------------------
DATE EFFECTIVE:                          SUPERCEDES:                            PAGE:
         NOV 26 1996                     [ * ]                                  1 of 2
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
AUTHOR:                                               DEPT.:                                  DATE:
/s/ Jodi L. Fausnaugh                                 Analytical Development                           11/26/96
----------------------------------------------------------------------------------------------------------------------
APPROVED:                                             DEPT.:                                  DATE:
/s/ William R. Trilsch                                Quality Assurance                                11/26/96
----------------------------------------------------------------------------------------------------------------------
APPROVED:                                             DEPT.:                                  DATE:
/s/ Leo Gu                                            Pharmaceutical Development                       11-26-96
----------------------------------------------------------------------------------------------------------------------

DESCRIPTION:
L-Arginylglycylglycyl-L-leucyl-L-cysnnyl-L-tyrosyl-L-cystinyl-L-arginylglycyl-L-arginyl-L-phenylalanyl-L-cystinyl-L-valyl-
L-cystinyl-L-valylglycyl-L-arginamide hydrochloride, cycle (5--14),(7--12)-bisdisulfide

H2N-RGGLCYCRGRFCYCVGR-CONH2

IB-367-03
C(78)H(126)N(30)O(18)S(4)  x HCl  y H(2)O

----------------------------------------------------------------------------------------------------------------------
                 TEST                                         SPECIFICATION                              METHOD
----------------------------------------------------------------------------------------------------------------------
1.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
2.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
3.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
4.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
5.  [ * ]                                [ * ]                                                     [ * ]
---------------------------------------- --------------------------------------------------------- -------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                       INTRABIOTICS QUALITY SPECIFICATION

                                 QA ISSUED COPY
                            SPECIFICATION NO.: [ * ]


----------------------------------------------------------------------------------------------------------------------
MATERIAL:                                   FOR INFORMATION ONLY
IB-367-03
----------------------------------------------------------------------------------------------------------------------
DATE EFFECTIVE:                          SUPERCEDES:                            PAGE:
         NOV 26 1996                     [ * ]                                  2 of 2
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                 TEST                                         SPECIFICATION                              METHOD
----------------------------------------------------------------------------------------------------------------------
6.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
7.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
8.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
9.  [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
10. [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
11. [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
12. [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
13. [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------
14. [ * ]                                [ * ]                                                     [ * ]
----------------------------------------------------------------------------------------------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     ANNEX 1


                                  SPECIFICATION


STORAGE:  Store at recommended storage conditions.  [ * ].


SHIPMENT:  [ * ].


NB. The storage container and shipping conditions may be modified in the future once the proper stability data are available.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     ANNEX 2
                                      [ * ]


                                      [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     ANNEX 3

                        MILESTONES AND MILESTONE PAYMENTS


1st  Milestone [ * ]
         Payment of [ * ] will be effected by completion of [ * ] in the Time Schedule meaning the completion of the development of [ * ]. POLYPEPTIDE will at the first milestone supply a small sample of the Product (non GMP) together with a written method for the manufacture of [ * ] of the Product. [ * ]

2nd Milestone [ * ]
         Is reached after the completion of [ * ], meaning completion of [ * ] including the delivery of [ * ] of the Product to INTRABIOTICS. [ * ]

3rd Milestone [ * ]
         After the completion of the [ * ] and the [ * ] for the Product [ * ]

4th Milestone [ * ]
         After the completion of [ * ], meaning completion [ * ] including the development of the [ * ] the Product. [ * ]

5th Milestone [ * ]
         After the completion of [ * ] including the supply of [ * ]

6th, 7th, 8th, 9th Milestone [ * ]
         After each [ * ] according to [ * ] and upon receiving [ * ]

10th Milestone [ * ]
         After [ * ] with the written notification from [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

                                                             ANNEX3, PAGE 2 OF 2

                                     ANNEX 3


    MILESTONE AND MILESTONE PAYMENTS


    [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     ANNEX 4

               MATRIX OF RESPONSIBILITY OF THE PARTIES CONCERNING
                      QUALITY ASSURANCE AND QUALITY CONTROL

Product:IB-367



RESPONSIBLE FOR                                            POLYPEPTIDE                INTRABIOTICS
Quality control specification for the ingredients                    [ * ]                      [ * ]
Test method for the ingredients                                      [ * ]                      [ * ]
Validation of the test methods for the ingredients                   [ * ]                      [ * ]
Inspection and release of the ingredients                            [ * ]                      [ * ]
Retention of reference sample of the ingredients                     [ * ]                      [ * ]
Route of synthesis                                                   [ * ]                      [ * ]
Manufacturing method                                                 [ * ]                      [ * ]
Manufacturing of the Product including in-process controls           [ * ]                      [ * ]
Quality control specification for the in-process control             [ * ]                      [ * ]
Test methods for the in-process control                              [ * ]                      [ * ]
Validation of the manufacturing process                              [ * ]                      [ * ]
Quality control specification for the Product                        [ * ]                      [ * ]
Test method for the product                                          [ * ]                      [ * ]
Validation of the test method for the Product                        [ * ]                      [ * ]
Release of Product

                                                                     [ * ]                      [ * ]
Acceptance of Product by INTRABIOTICS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


ANNEX 4 CONTINUED                                          POLYPEPTIDE                INTRABIOTICS
RESPONSIBLE FOR
Retention of reference sample of the Product                         [ * ]                      [ * ]
Retention of batch manufacturing records for the Product             [ * ]                      [ * ]
Retention of quality control records for the Product                 [ * ]                      [ * ]
Stability conformance                                                [ * ]                      [ * ]
     a) Stability conformance and evaluation of results              [ * ]                      [ * ]
     b) Stability testing                                            [ * ]                      [ * ]
Complaints                                                           [ * ]                      [ * ]
     a) Investigation                                                [ * ]                      [ * ]
     b) Action and filing                                            [ * ]                      [ * ]

copy*-INTRABIOTICS will received a copy of each completed batch manufacturing record.


Contact person regarding Quality Assurance and Control

POLYPEPTIDE:

Goran Kvist, Director  QA & QC

This is an integral part of the Development Supply Agreement between the Parties.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

                    AMENDMENT TO DEVELOPMENT SUPPLY AGREEMENT


This Amendment is made and is effective this first day of July 1997, (the "Effective Date") by and between Polypeptide Laboratories A/S, a Danish company incorporated under the laws of Denmark, with its registered offices at Herredsvejen 2, 3400 Hillerod, Denmark and Ferring Peptide Product AB, a Swedish company incorporated under the laws of Sweden, with its registered office a Soldattorpsvaegen 5, S-20062 Malmo, Sweden (hereinafter jointly referred to as POLYPEPTIDE), and IntraBiotics Pharmaceuticals, Inc., a company incorporated in the state of Delaware under the laws of the United States, with its registered office at 816 Kifer Road, Sunnyvale, California 94086, USA (hereinafter referred to as INTRABIOTICS) and amends the Development Supply Agreement between the parties dated January 3, 1997 (hereinafter referred to as the Development Agreement).

WHEREAS, this amendment to the Development Agreement has become necessary as a result of INTRABIOTICS request for additional supply from POLYPEPTIDE of [ * ] of IB-367 peptide;

Now therefore, the parties agree to amend the Development Agreement as follows:

AMENDMENT 1.

A new annex 2 and annex 3 have been appended to this Amendment and these annexes supersede and replace the original annex 2 and annex 3 of the Development Agreement.

AMENDMENT 2.

Clause 1.4 of the Development Agreement is superseded and replaced by the following new clause:

1.4 Phase II; will consist of development and validation of the analytical methods necessary for production and release of the Product, preparing of the necessary documentation (including specifications of raw materials or intermediates, batch records and in-process controls) and scaling up of the Process. In the course of scaling up the Process POLYPEPTIDE shall deliver to INTRABIOTICS [ * ] Product for non-clinical studies (task 11 of Annex 2) and [ * ] Product for clinical trials (task 13 of Annex 2). The [ * ] will be manufactured in accordance with the cGMP guidelines cf. Clause 6.1. The [ * ] will be delivered in the amount of [ * ] in [ * ] and the [ * ] will be delivered in the amount of [ * ] in [ * ]. Furthermore, POLYPEPTIDE will prepare and maintain Drug Master Files ("DMF") for the purpose of the IND filing of the Product. Stability trials, (as supportive data), will be conducted by POLYPEPTIDE with Product manufactured in this Phase II.

AMENDMENT 3.

Clause 2 of the Development Agreement, entitled Compensation, is superseded and replaced by the following new clause:

2. IntraBiotics will pay POLYPEPTIDE upon completion of each milestone as agreed and set out in Annex 3. The total sum for each phase amounts to:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

        Phase I          USD  [ * ]
        Phase II         USD  [ * ]
        Phase III        USD  [ * ](based on delivery of 1,500g of the Product)
        Phase IV         USD  [ * ]

Payments under this Development Supply Agreement will be made by wire transfer within 30 days from the date of completion of the respective milestone and upon receipt of a corresponding invoice to an account indicated by POLYPEPTIDE.

END OF AMENDMENTS.

The remainder of the Development Agreement will remain in full force and effect.

As advance consideration for the production of [ * ] of [ * ] Product included in [ * ] INTRABIOTICS shall pay to POLYPEPTIDE a non-refundable fee of [ * ] within [ * ] of the effective date of this letter of amendment. This sum is described in Annex 3 of the Development Agreement as being due in [ * ].

IN WITNESS WHEREOF, the parties have caused this letter of amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be original.


POLYPEPTIDE LABORATORIES A/S              INTRABIOTICS PHARMACEUTICALS, INC.


/s/ Erik Lorentsen                        /s/ Thomas Shepherd
--------------------------------------    --------------------------------------
Erik Lorentsen                            Thomas Shepherd
General Manager                           Vice President Corporate Development

FERRING PEPTIDE PRODUCTION AB


/s/ Anders J. Andersen
--------------------------------------
Anders J. Andersen
General Manager

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

                                     ANNEX 2


                                      [ * ]


                                      [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

                                     ANNEX 3

                                   (JUNE 1997)


Task numbers refer to the project plan dated 10-06-1997.

1st      Milestone [ * ]
         Payment of [ * ] will be effected by completion of [ * ] in the Time Schedule meaning the completion of the development of [ * ]. POLYPEPTIDE will at the first milestone supply a small sample of the produce (non GMP) together with a written method for the manufacture of [ * ] of the Product [ * ].

2a       Milestone [ * ]
         Is reached after completion of [ * ], meaning completion of [ * ] including the delivery of [ * ] of the Product to IntraBiotics. [ * ].

2b       Milestone [ * ]
         At delivery of [ * ], Product to IntraBiotics, [ * ].

3a       Milestone [ * ]
         After having signed and approved [ * ], for the Product [ * ].

3b       Milestone [ * ].
         After completion of [ * ] part of  [ * ].

4th      Milestone [ * ].
         After the completion of [ * ], meaning the completion [ * ] including the development of the [ * ] the Product [ * ].

5th      Milestone [ * ].
         After the completion of [ * ] including the supply of [ * ].

6th, 7th, 8th, 9th Milestone [ * ].
         After each [ * ] according to [ * ] and upon receiving [ * ].

10th     Milestone[ * ].
         After [ * ] with the written notification from [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

                                                            ANNEX 2, PAGE 2 OF 2

                                     ANNEX 3


         MILESTONE AND MILESTONE PAYMENTS


         [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.